UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/07/2005

Myriad Genetics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-26642

Delaware	87-0494517
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of Principal Executive Offices, Including Zip Code)

801-584-3600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On April 7, 2005, Myriad Genetics, Inc. announced that it filed a Form S-3 Registration Statement with the Securities and Exchange Commission. The shelf registration allows the Company to sell up to $300 million of various types of securities.   The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

        (c)        The following exhibit is furnished with this report:

        Exhibit

        Number         Description

         99.1               The Registrant's press release dated April 7, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: April 07, 2005.	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	The Registrant's press release dated April 7, 2005